CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2013
Net income	$ 1,143	$ 595	$ 448
Other comprehensive income (loss), net of tax:
Change in cumulative foreign currency translation adjustment	1	(9)	16
Comprehensive income	1,144	586	464
Less: Comprehensive loss attributable to non-controlling interest	(7)	(1)	0
Comprehensive income attributable to Highway Holdings Limited's shareholders	$ 1,151	$ 587	$ 464